SECURITIES AND EXHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 7, 1998


                               NFO WORLDWIDE, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

          0-21460                                           06-1327424
          -------                                           ----------
  (Commission file number)                          (IRS Employer File Number)

                      2 Pickwick Plaza, Greenwich, CT 06830
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                    (Address of Principal Executive Offices)

                                 (203) 629-8888
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              (Registrant's Telephone Number, Including Area Code)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Soteriou Banerji has served as the registered auditor and chartered accountant of The MBL Group Plc ("MBL"), a wholly owned subsidiary of NFO Worldwide, Inc. ("the Company"), since December 1993. The Company has decided to change its certifying accountant for MBL to Arthur Andersen, the certifying accountant of the Company, commencing December 7, 1998.

(a)   Previous certifying accountant

      (1)   (i)   On December 7, 1998, the Company determined not to engage
                  Soteriou Banerji as MBL's certifying accountant for its 1998 fiscal year.

           (ii) The reports of Soteriou Banerji on MBL's financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) Management of the Company made the decision to change certifying accountants.

           (iv) In connection with the audits of MBL's financial statements for each of its two most recent fiscal years and through the date of this report, there were no disagreements with Soteriou Banerji on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Soteriou Banerji, would have caused Soteriou Banerji to make reference to the matter in connection with its report.

            (v) During MBL's two most recent fiscal years and through the date of this report, there were no "reportable events" as defined in Item 304 (a) (1) (v) of Regulation S-K.

      (2) The Company has requested that Soteriou Banerji furnish it, as promptly as possible, with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter, dated December 7, 1998, is filed as an Exhibit to this Form 8-K.

(b)   New certifying accountant

            (i) MBL engaged Arthur Andersen as its new certifying accountant as of December 7, 1998. During MBL's two most recent fiscal years and through the date of this report, neither MBL, the Company nor anyone else on its behalf consulted Arthur Andersen regarding any of the matters or events set forth in
                  Item 304 (a) (2) (i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibit

  1 Letter from Soteriou Banerji to the Company, dated December 7, 1998, regarding its agreement with the statements made in the Form 8-K.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NFO Worldwide, Inc.


                                             By: /s/ PATRICK G. HEALY
                                             ------------------------
                                             PATRICK G. HEALY
                                             President - Corporate Products/
                                             Systems Development and
                                             Chief Financial Officer
                                             (Authorized Officer of Registrant
                                             and Principal Financial Officer)

Dated: December 11, 1998
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